UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 29, 2004

BIO-key International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Corporate Center Drive, Suite 175 Eagan, MN 55121
(Address of principal executive offices)

(651) 687-0414
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.                                          Financial Statements and Exhibits

On September 29, 2004, BIO-key International, Inc. (“BIO-key”) filed a Current Report on Form 8-K (the “Form 8-K”) to report its acquisition from Aether Systems, Inc. (“Aether”) of all of the assets of Aether’s Mobile Government Division (“AMG”).  BIO-key indicated that it would file certain financial information no later than December 15, 2004 and BIO-key hereby amends Item 9.01 of the Form 8-K to file such financial information.

(a)                                  Financial Statements of AMG.

Included herein as Exhibit 99.17 to this Form 8-K are (i) the audited balance sheets of AMG as of December 31, 2002 and 2003, and the related statements of operations, division equity, and cash flows for each of the years then ended, and the notes to these audited financial statements, and (ii) the unaudited balance sheet of AMG as of June 30, 2004, and the related statement of operations, division equity, and cash flows for the six months then ended.

(b)                                 Pro Forma Financial Information.

The following documents of BIO-key appear as Exhibit 99.18 to this Form 8-K and are incorporated herein by reference.

(i)                                     Unaudited Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2003 and the six months ended June 30, 2004; and

(ii)                                  Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

The unaudited pro forma condensed consolidated financial statements attached as Exhibit 99.18 to this Form 8-K are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations for future periods or the financial position or results of operations that actually would have been realized had BIO-key and AMG been a combined company during the specified periods.  The unaudited pro forma condensed consolidated financial statements, including the related notes, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and related notes of BIO-key included in its Form 10-KSB filed with the Securities and Exchange Commission on March 26, 2004 and the historical financial statements of AMG included herein as Exhibit 99.17.

The unaudited pro forma condensed consolidated financial statements give effect to BIO-key’s acquisitions of Public Safety Group (PSG) and AMG using the purchase method of accounting.  The pro forma condensed consolidated financial statements are based on the respective historical financial statements of BIO-key, PSG and AMG.  The unaudited pro forma condensed consolidated financial information has been prepared on the basis of assumptions described in the notes to the unaudited pro forma condensed consolidated financial statements.  In the opinion of management, all adjustments necessary to present fairly this unaudited pro forma condensed consolidated financial information have been made.

The Exhibit Index hereto is incorporated into this Item 9.01 by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

	By:	/s/ Michael W. DePasquale
Michael W. DePasquale
Chief Executive Officer

Date: December 15, 2004

EXHIBIT INDEX

Exhibit No.:	Description:

Exhibit 23.1**	Consent of KPMG LLP

Exhibit 99.1*	Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Fund, Ltd. and the other Purchasers party thereto

Exhibit 99.2*

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Master Fund, Ltd. and the other Purchasers party thereto

Exhibit 99.3*

Form of Secured Convertible Term Note issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, Laurus Master Fund, Ltd. and the other Purchasers party thereto

Exhibit 99.4*	Master Security Agreement dated as of September 29, 2004 by and among the Company, Public Safety Group, Inc., Laurus Master Fund, Ltd., as Collateral Agent

Exhibit 99.5*	Subsidiary Guaranty dated as of September 29, 2004 made by Public Safety Group, Inc. in favor of Laurus Master Fund, Ltd., and the other Purchasers party thereto

Exhibit 99.6*	Stock Pledge Agreement dated as of September 29, 2004

Exhibit 99.7*	Registration Rights Agreement dated as of September 29, 2004 by and among the Company, Laurus Fund, Ltd. and the other Purchasers party thereto

Exhibit 99.8*	Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers party thereto

Exhibit 99.9*

Form of Common Stock Purchase Warrant issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers party thereto

Exhibit 99.10*	Form of Convertible Term Note issued pursuant to the Securities Purchase Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers party thereto

Exhibit 99.11*	Registration Rights Agreement dated as of September 29, 2004 by and among the Company, The Shaar Fund, Ltd. and the other Purchasers party thereto

Exhibit 99.12*	Intercreditor Agreement dated as of September 30, 2004 by and among Laurus Master Fund, Ltd., individually and as Collateral Agent, Aether Systems, Inc., Public Safety Group, Inc. and the Company

Exhibit 99.13*

Subordination and Intercreditor Agreement dated as of September 30, 2004 by and among Laurus Master Fund, Ltd., as Collateral Agent, The Shaar Fund, Ltd., as Purchaser Agent, Aether Systems, Inc., Public Safety Group, Inc. and the Company

Exhibit 99.14*	Subordinated Secured Promissory Note dated September 30, 2004 issued by the Company and Public Safety Group, Inc. in favor of Aether Systems, Inc.

Exhibit 99.15*	Asset Purchase Agreement dated August 16, 2004 by and among the Company, Aether Systems, Inc., Cerulean Technology, Inc. and SunPro, Inc.

Exhibit 99.16*	Press release dated October 5, 2004, issued by BIO-key International, Inc.

Exhibit 99.17**

Audited financial statements of Aether Mobile Government (a division of Aether Systems, Inc.) (“AMG”) for the years ended December 31, 2002 and 2003 and the unaudited financial statements of AMG as of June 30, 2004.

Exhibit 99.18**	Unaudited Pro Forma Condensed Consolidated Financial Statements of BIO-key International, Inc.

*                                         Previously filed as an exhibit to the Registrant’s Form 8-K (File No. 1-13463) filed on October 5, 2004.

**                                  Filed herewith.